UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2008

KBS REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant specified in its charter)

Maryland	000-52606	20-2985918
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

This Current Report on Form 8-K is being filed by KBS Real Estate Investment Trust, Inc. (the “Company”) to present the financial statements for the acquired real property described below as well as the related pro forma financial statements for the Company.

On June 6, 2008, the Company, through an indirect wholly owned subsidiary, purchased three six-story office buildings containing 487,775 rentable square feet in McLean, Virginia (“Tysons Dulles Plaza”) for a purchase price of $152.8 million plus closing costs.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

Tysons Dulles Plaza

	Report of Independent Registered Public Accounting Firm	F-1

	Statements of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2008 (unaudited) and the Year Ended December 31, 2007	F-2

	Notes to Statements of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2008 (unaudited) and the Year Ended December 31, 2007	F-3

(b)	Pro Forma Financial Information

KBS Real Estate Investment Trust, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5

	Unaudited Pro Forma Balance Sheet as of March 31, 2008	F-6

	Unaudited Pro Forma Statement of Operations for the Three Months Ended March 31, 2008	F-8

	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2007	F-11

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST, INC.

Dated: August 1, 2008	BY:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr. Chief Executive Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

KBS Real Estate Investment Trust, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of Tysons Dulles Plaza for the year ended December 31, 2007. This statement is the responsibility of Tysons Dulles Plaza’s management. Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of Tysons Dulles Plaza’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Tysons Dulles Plaza’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of Tysons Dulles Plaza’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of Tysons Dulles Plaza for the year ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Irvine, California

July 12, 2008

TYSONS DULLES PLAZA

STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Three Months Ended March 31, 2008 (unaudited)

and the Year Ended December 31, 2007

	Three Months Ended March 31, 2008	Year Ended December 31, 2007
	(unaudited)
Revenues:
Rental income	$3,124,929	$12,179,006
Other income	48,214	506,115
Tenant reimbursements	298,171	389,374
Parking revenues	4,770	54,465

Total revenues	3,476,084	13,128,960

Expenses:
Repairs and maintenance	503,817	1,484,689
Real estate and other property-related taxes	421,496	1,413,341
Utilities	213,668	805,776
General and administrative expenses	134,912	450,470
Management fees	95,003	373,911
Insurance expense	66,303	201,438

Total expenses	1,435,199	4,729,625

Revenues over certain operating expenses	$2,040,885	$8,399,335

See accompanying notes.

TYSONS DULLES PLAZA

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Three Months Ended March 31, 2008 (unaudited)

and the Year Ended December 31, 2007

1.    DESCRIPTION OF REAL ESTATE PROPERTY

On June 6, 2008, KBS Real Estate Investment Trust, Inc. (“KBS REIT”) acquired, through an indirect wholly owned subsidiary, three six-story office buildings (“Tysons Dulles Plaza”) containing 487,775 rentable square feet (unaudited) from CESC Tysons Dulles Plaza, LLC (the “Seller”), an unaffiliated entity. Tysons Dulles Plaza is located on a 14.7-acre (unaudited) parcel of land in McLean, Virginia. The purchase price for Tysons Dulles Plaza was $152.8 million plus closing costs.

KBS REIT is a Maryland corporation formed to acquire and manage a diverse portfolio of real estate assets. The primary type of properties in which KBS REIT may invest include office, industrial and retail properties located in large metropolitan areas in the United States. KBS REIT also makes investments in mortgage loans and other real estate-related assets, including mezzanine debt, mortgage-backed securities and other similar structured finance instruments.

2.    BASIS OF PRESENTATION

The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission. Tysons Dulles Plaza is not a legal entity and the accompanying statements are not representative of the actual operations for the periods presented, as certain revenues and expenses that may not be comparable to the revenues and expenses KBS REIT expects to incur in the future operations of Tysons Dulles Plaza have been excluded. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of Tysons Dulles Plaza.

An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) Tysons Dulles Plaza was acquired from an unaffiliated party and (ii) based on due diligence of Tysons Dulles Plaza by KBS REIT, management is not aware of any material factors relating to Tysons Dulles Plaza that would cause this financial information not to be necessarily indicative of future operating results.

3.    SIGNIFICANT ACCOUNTING POLICIES

Rental Revenues

Minimum rent, including rental abatements and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to deferred rent increased revenue by $637,461 for the year ended December 31, 2007 and increased revenue by $169,846 for the three months ended March 31, 2008 (unaudited).

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

4.    DESCRIPTION OF LEASING ARRANGEMENTS (UNAUDITED)

As of December 31, 2007, Tysons Dulles Plaza was 91% leased by 47 tenants under leases that expire at various dates through 2018. For the year ended December 31, 2007, Tysons Dulles Plaza earned approximately 24.5% of its rental income from two tenants in the professional services industry. These two tenant leases expire in 2011.

TYSONS DULLES PLAZA

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (continued)

For the Three Months Ended March 31, 2008 (unaudited)

and the Year Ended December 31, 2007

5.    FUTURE MINIMUM RENTAL COMMITMENTS

As of December 31, 2007, future minimum rental receipts due under lease agreements for the years ending December 31 were as follows (in thousands):

2008	$12,335
2009	12,270
2010	11,509
2011	10,299
Thereafter	13,763

$60,176

6.    INTERIM UNAUDITED FINANCIAL INFORMATION

The statement of revenues over certain operating expenses for the three months ended March 31, 2008 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

7.    RELATED PARTY TRANSACTIONS

During the year ended December 31, 2007, Tysons Dulles Plaza was managed by an affiliate of the seller. Property management fees were based on 3% of total revenue less any deferred rent. The property incurred $373,911 in property management fees for the year ended December 31, 2007.

KBS REAL ESTATE INVESTMENT TRUST, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the consolidated balance sheets of KBS Real Estate Investment Trust, Inc. (“KBS REIT”) as of December 31, 2007 and March 31, 2008, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2007 and the three months ended March 31, 2008, and the notes thereto. The consolidated financial statements of KBS REIT as of and for the year ended December 31, 2007 and the consolidated financial statements as of and for the three months ended March 31, 2008 have been included in KBS REIT’s prior filings with the Commission. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of the Crescent Green Buildings, the 625 Second Street Building, the Sabal VI Building, The Offices at Kensington, the Royal Ridge Building, the 9815 Goethe Road Building, the Bridgeway Technology Center, the Opus National Industrial Portfolio, National Industrial Portfolio, Plano Corporate Center I & II, the 2200 West Loop South Building, ADP Plaza, Patrick Henry Corporate Center, Woodfield Preserve Office Center, the Nashville Flex Portfolio, South Towne Corporate Center I and II, Rivertech I & II, and Arden Southern California Office Portfolio Mezzanine Loans, which have been included in KBS REIT’s prior filings with the Commission.

The following unaudited pro forma balance sheet as of March 31, 2008 has been prepared to give effect to the acquisition of Tysons Dulles Plaza (the “Q2 2008 Acquisition”), as if this asset was acquired on January 1, 2007. Other adjustments provided in the following unaudited pro forma balance sheet are comprised of certain pro forma financing-related activities, including the payoff of the repurchase agreement financing related to marketable securities and the refinancing of Woodfield Preserve Office Center and South Towne Corporate Center I and II mortgage loans that occurred subsequent to the pro forma balance sheet date.

The following unaudited pro forma statement of operations for the year ended December 31, 2007 and the three months ended March 31, 2008 have been prepared to give effect to the acquisitions of the (i) Crescent Green Buildings, Sandmar Mezzanine Loan, 625 Second Street Building, Sabal VI Building, Park Central Mezzanine Loan, The Offices at Kensington, the Royal Ridge Building, the 9815 Goethe Road Building, the Bridgeway Technology Center, the Second Tribeca Mezzanine Loan, the Tribeca Senior Loan Participation, the Opus National Industrial Portfolio, the National Industrial Portfolio, Plano Corporate Center I & II, the 2200 West Loop South Building, the 200 Professional Drive Loan Origination, the Lawrence Village Plaza Loan Origination, the 11 South LaSalle Loan Origination, One Madison Park Mezzanine Loan, ADP Plaza, Woodfield Preserve Office Center, Nashville Flex Portfolio, Patrick Henry Corporate Center, South Towne Corporate Center I and II, San Diego Office Portfolio B-Note, Petra Subordinated Debt, 4929 Wilshire B-Note, Artisan Multifamily Portfolio Mezzanine Loan (collectively, the “2007 Acquisitions”), (ii) Rivertech I & II, Arden Southern California Office Portfolio Mezzanine Loans, and San Antonio Business Park Mortgage Loan (collectively, the “Q1 2008 Acquisitions”), and (iii) the Q2 2008 Acquisition, as if these assets were all acquired on January 1, 2007.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the 2007 Acquisitions, the Q1 2008 Acquisitions, and the Q2 2008 Acquisition all been acquired on January 1, 2007. In addition, the pro forma balance sheet includes pro forma allocations of the purchase prices of these assets based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

KBS REAL ESTATE INVESTMENT TRUST, INC.

UNAUDITED PRO FORMA BALANCE SHEET

As of March 31, 2008

(in thousands, except share and per share amounts)

		Pro Forma Adjustments
				Q2 2008 Acquisition
	KBS Real Estate Investment Trust Historical (a)	2007 Acquisitions (b)	Q1 2008 Adjustments (c)	Tysons Dulles Plaza (d)		Pro Forma Total
Assets
Real estate:
Land	$190,705	$-	$-	$38,839	(e)	$229,544
Buildings and improvements, net	1,169,725	-	-	111,145	(e)	1,280,870
Tenant origination and absorption costs, net	116,764	-	-	10,065	(e)	126,829

Total real estate, net	1,477,194	-	-	160,049		1,637,243
Real estate loans receivable	388,184	-	-	-		388,184

Total real estate investments, net	1,865,378	-	-	160,049		2,025,427
Cash and cash equivalents	115,489	-	-	-		115,489
Restricted cash	6,630	-	-	-		6,630
Marketable securities	15,282	-	-	-		15,282
Rents and other receivables	16,913	-	-	-		16,913
Above-market leases, net	22,591	-	-	1,351	(e)	23,942
Deferred financing costs, prepaid and other assets	35,588	-	749	464	(f)	36,801

Total assets	$2,077,871	$-	$749	$161,864		$2,240,484

Liabilities and Stockholders’ Equity
Notes payable	$1,031,408	$(11,161)	$8,900	$77,721		$1,106,868
Accounts payable and accrued liabilities	15,554	-	-	-		15,554
Due to affiliates	7,724	-	-	-		7,724
Distributions payable	6,414	-	-	-		6,414
Below-market leases, net	35,351	-	-	6,669	(e)	42,020
Other liabilities	5,171	-	-	-		5,171

Total liabilities	1,101,622	(11,161)	8,900	84,390		1,183,751

Commitments and contingencies
Minority interest	16,679	-	-	-		16,679
Redeemable common stock	21,831	-	-	-		21,831
Stockholders’ equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	-	-	-	-		-
Common stock, $.01 par value; 1,000,000,000 shares authorized, 114,249,538 shares issued and outstanding, 123,218,318 pro forma shares	1,143	12	(9)	86		1,232
Additional paid-in capital	996,861	11,149	(8,142)	77,388		1,077,256
Other comprehensive loss	(58,795)	-	-	-		(58,795)
Cumulative distributions and net loss	(1,470)	-	-	-		(1,470)

Total stockholders’ equity	937,739	11,161	(8,151)	77,474		1,018,223

Total liabilities and stockholders’ equity	$2,077,871	$-	$749	$161,864		$2,240,484

KBS REAL ESTATE INVESTMENT TRUST, INC.

NOTES TO UNAUDITED PRO FORMA BALANCE SHEET

As of March 31, 2008

(a)	Historical financial information derived from KBS REIT’s quarterly report on Form 10-Q as of March 31, 2008.

(b)	Represents adjustments to notes payable, common shares and additional paid-in capital to reflect the payoff in April 2008 of the repurchase agreement financing secured by KBS REIT’s investment in marketable securities with a remaining balance of $11.2 million at March 31, 2008. The payoff was funded with proceeds from the issuance of 1,243,725 shares of stock from KBS REIT’s initial public offering.

(c)	Represents adjustments to deferred financing costs, prepaid and other assets; notes payable; common shares; and additional paid-in capital to reflect repayment in April 2008 of the 90-day bridge loans of $68.4 million and $25.2 million secured by Woodfield Preserve Office Center and South Towne Corporate Center I & II, respectively, as well as the subsequent refinancing of these properties with three-year secured mortgage loans of $80.0 million and $22.5 million for Woodfield Preserve Office Center and South Towne Corporate Center I & II, respectively. The purchases were initially funded with proceeds from the issuance of 7,629,120 shares and 2,813,367 shares of stock for Woodfield Preserve Office Center and South Towne Corporate Center I & II, respectively, from KBS REIT’s initial public offering.

(d)	Represents the purchase price of the assets acquired by KBS REIT in connection with the acquisition of Tysons Dulles Plaza. The purchase price of approximately $154.7 million (including closing costs) was funded with a $77.7 million six-month secured bridge loan, which is assumed to be extended or refinanced at the end of the term at a similar interest rate, and proceeds from the issuance of 8,633,336 shares of stock from KBS REIT’s initial public offering.

(e)	KBS REIT intends to account for the acquisition in accordance with Statement of Financial Standards No. 141, “Business Combinations,” and No. 142, “Goodwill and Other Intangibles.” The purchase price allocation is preliminary and subject to change.

(f)	Represents loan fees incurred on the financing of Tysons Dulles Plaza.

KBS REAL ESTATE INVESTMENT TRUST, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Three Months Ended March 31, 2008

(in thousands, except share and per share amounts)

		Pro Forma Adjustments
						Q2 2008 Acquisition
	KBS Real Estate Investment Trust Historical (a)	2007 Acquisitions (b)		Q1 2008 Adjustments (c)		Tysons Dulles Plaza		Pro Forma Total
Revenues:
Rental income	$34,327	$(2,323	) (d)	$489	(d)	$3,533	(d)	$36,026
Tenant reimbursements	9,844	-		-		298	(e)	10,142
Interest income from real estate loan receivable	12,003	(172	) (b)	5,217	(c)	-		17,048
Parking revenues and other operating income	593	-		-		53	(f)	646

Total revenues	56,767	(2,495)		5,706		3,884		63,862

Operating expenses:
Operating, maintenance and management	8,132	-		56	(g)	1,014	(g)	9,202
Real estate taxes property-related taxes and insurance	5,882	-		100	(h)	421	(h)	6,403
Asset management fees to affiliate	2,777	18	(i)	177	(i)	290	(i)	3,262
General and administrative	1,197	-		-		-		1,197
Depreciation and amortization	22,377	(3,885	) (j)	212	(j)	1,512	(j)	20,216

Total operating expenses	40,365	(3,867)		545		3,237		40,280

Operating income	16,402	1,372		5,161		647		23,582

Other income (expenses):
Interest expense	(15,849)	1,022	(b)	(167	) (c)	(1,075	) (k)	(16,069)
Interest income	812	-		-		-		812
Loss on interest rate cap	(169)	-		-		-		(169)

Total other income (expenses), net	(15,206)	1,022		(167)		(1,075)		(15,426)

Net income (loss) before minority interest and provision for income taxes	1,196	2,394		4,994		(428)		8,156
Minority interest in loss of consolidated entity	1,170	646	(l)	-		-		1,816

Net income (loss) before provision for income taxes	2,366	3,040		4,994		(428)		9,972
Provision for income taxes	(178)	-		-		-		(178)

Net income (loss)	$2,188	$3,040		$4,994		$(428)		$9,794

Net income per common share, basic and diluted	$0.02							$0.08

Weighted-average number of common shares outstanding, basic and diluted	97,812,591							123,218,318

KBS REAL ESTATE INVESTMENT TRUST, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Three Months Ended March 31, 2008

(in thousands, except share and per share amounts)

(a)	Historical financial information derived from KBS REIT’s quarterly report on Form 10-Q for the three months ended March 31, 2008.

(b)	Represents adjustments to historical operations of KBS REIT to give effect to the acquisitions of the Crescent Green Buildings, Sandmar Mezzanine Loan, 625 Second Street Building, Sabal VI Building, Park Central Mezzanine Loan and The Offices at Kensington, all acquired during the first quarter of 2007, as if these assets had been acquired as of January 1, 2007. Detailed pro forma information for Crescent Green Buildings, Sandmar Mezzanine Loan, 625 Second Street Building, Sabal VI Building, Park Central Mezzanine Loan and The Offices at Kensington has been previously filed with the Commission. Also represents adjustments to historical operations of KBS REIT to give effect to the acquisitions of the Royal Ridge Building, Bridgeway Technology Center, 9815 Goethe Road Building, Second Tribeca Mezzanine Loan, Tribeca Senior Loan Participation, all acquired during the second quarter of 2007, as if these assets had been acquired as of January 1, 2007. Detailed pro forma information for Royal Ridge Building, Bridgeway Technology Center, 9815 Goethe Road Building, Second Tribeca Mezzanine Loan, and Tribeca Senior Loan Participation has been previously filed with the Commission. Also represents adjustments to historical operations of KBS REIT to give effect to the acquisitions of the Opus National Industrial Portfolio, National Industrial Portfolio, Plano Corporate Center I & II, 2200 West Loop South Building, 200 Professional Drive Loan Origination, Lawrence Village Plaza Loan Origination, 11 South LaSalle Loan Origination, and One Madison Park Mezzanine Loan, all acquired during the third quarter of 2007, as if these had been acquired as of January 1, 2007. Detailed pro forma information for Opus National Industrial Portfolio, National Industrial Portfolio, Plano Corporate Center I & II, 2200 West Loop South Building, 200 Professional Drive Loan Origination, Lawrence Village Plaza Loan Origination, 11 South LaSalle Loan Origination, and One Madison Park Mezzanine Loan has been previously filed with the Commission. Also represents adjustments to historical operations of KBS REIT to give effect to the acquisitions of the ADP Plaza, Woodfield Preserve Office Center, Nashville Flex Portfolio, Patrick Henry Corporate Center, South Towne Corporate Center I and II, San Diego Office Portfolio B-Note, Petra Subordinated Debt, 4929 Wilshire B-Note, and Artisan Multifamily Portfolio Mezzanine Loan, all acquired during the fourth quarter of 2007, as if these assets had been acquired as of January 1, 2007. Detailed pro forma information for ADP Plaza, Woodfield Preserve Office Center, Nashville Flex Portfolio, Patrick Henry Corporate Center, South Towne Corporate Center I and II, San Diego Office Portfolio B-Note, Petra Subordinated Debt, 4929 Wilshire B-Note, and Artisan Multifamily Portfolio Mezzanine Loan has been previously filed with the Commission.

(c)	Represents adjustments to historical operations of KBS REIT to give effect to the acquisitions of Arden Southern California Office Portfolio Mezzanine Loans, San Antonio Business Park Mortgage Loan, and Rivertech I & II, all acquired during the first quarter of 2008. Detailed pro forma information for Arden Southern California Office Portfolio Mezzanine Loans and Rivertech I & II has been previously filed with the Commission.

(d)	Represents base rental income (not reflected in the historical statement of operations of KBS REIT), including amortization of above-market lease assets and below-market lease liabilities for the three months ended March 31, 2008. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2007. Base rent also includes the amortization of above-market and below-market leases, which is recognized over the life of the lease.

(e)	Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT for the three months ended March 31, 2008), based on historical operations of the previous owner.

(f)	Represents parking revenues and other operating income from tenants (not reflected in the historical statement of operations of KBS REIT for the three months ended March 31, 2008), based on historical operations of the previous owner.

(g)	Represents property operating expenses (not reflected in the historical statement of operations of KBS REIT for the three months ended March 31, 2008), based on historical operations of the previous owner.

(h)	Represents real estate taxes incurred by respective properties (not reflected in the historical statement of operations of KBS REIT for the three months ended March 31, 2008), based on historical operations of the previous owner and accrual based on new valuation upon purchase by KBS REIT.

(i)	Represents asset management fee (not reflected in the historical statement of operations of KBS REIT for the three months ended March 31, 2008) that would be due to affiliates had the assets been acquired on January 1, 2007. For all investments other than the National Industrial Portfolio, the asset management fee is calculated as a monthly fee equal to one-twelfth of 0.75% of the cost of investments acquired, including acquisition fee, acquisition expenses, and any debt attributable to such investments. For KBS REIT’s investment in the joint venture that owns the National Industrial Portfolio, the asset management fee is calculated as a monthly fee equal to one-twelfth of 0.27% of the cost of the joint venture investment, which equals the product of (i) the amount actually paid or allocated to the purchase, development, construction or improvement of properties by the joint venture, inclusive of expenses related thereto, and the amount of any outstanding debt associated with such properties and the venture and (ii) the percentage that represents KBS REIT’s economic interest in the joint venture.

KBS REAL ESTATE INVESTMENT TRUST, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS (CONTINUED)

For the Three Months Ended March 31, 2008

(in thousands, except share and per share amounts)

(j)	Represents depreciation expense (not reflected in the historical statement of operations of KBS REIT for the three months ended March 31, 2008) based on the allocation of the purchase price. Depreciation expense on the purchase price allocated to building is recognized using the straight-line method and a 39-year life. Depreciation expense on the portion of purchase price allocated to tenant improvements is recognized using the straight-line method over the life of lease. Amortization expense on lease intangible costs is recognized using the straight-line method over life of lease.

(k)	Represents interest expense incurred on a $77.7 million six-month bridge loan to purchase the Tysons Dulles Plaza, which bears interest at a variable rate of either the Prime Rate as established from time to time by the lender or 30-day LIBOR plus 225 basis points (average of 5.53% for the period). The loan is assumed to be extended or refinanced at the end of the term at a similar interest rate. The loan is secured by the Tysons Dulles Plaza.

(l)	Represents minority interest share of 20% of the net loss on the National Industrial Portfolio (not reflected in the historical statement of operations of KBS REIT for the three months ended March 31, 2008).

KBS REAL ESTATE INVESTMENT TRUST, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2007

(in thousands, except share and per share amounts)

		Pro Forma Adjustments
						Q2 2008 Acquisition
	KBS Real Estate Investment Trust Historical (a)	2007 Acquisitions (b)		Q1 2008 Adjustments (c)		Tysons Dulles Plaza		Pro Forma Total
Revenues:
Rental income	$65,833	$61,731	(d)	$3,590	(d)	$13,927	(d)	$145,081
Tenant reimbursements	13,299	18,237	(e)	586	(e)	389	(e)	32,511
Interest income from real estate loan receivable	14,374	12,657	(b)	38,219	(c)	-		65,250
Parking revenues and other operating income	1,755	1,306	(f)	-		561	(f)	3,622

Total revenues	95,261	93,931		42,395		14,877		246,464

Operating expenses:
Operating, maintenance and management	13,408	36,184	(g)	282	(g)	3,316	(g)	53,190
Real estate taxes property-related taxes and insurance	9,519	11,241	(h)	626	(h)	1,413	(h)	22,799
Asset management fees to affiliate	5,095	5,233	(i)	1,603	(i)	1,160	(i)	13,091
General and administrative	4,049	-		-		-		4,049
Depreciation and amortization	42,916	32,851	(j)	1,866	(j)	5,333	(j)	82,966

Total operating expenses	74,987	85,509		4,377		11,222		176,095

Operating income	20,274	8,422		38,018		3,655		70,369

Other income (expenses):
Interest expense	(33,368)	(37,030	) (b)	(1,952	) (c)	(6,285	) (k)	(78,635)
Interest income	5,041	-		-		-		5,041
Loss on interest rate cap	(1,524)	-		-		-		(1,524)

Total other income (expenses), net	(29,851)	(37,030)		(1,952)		(6,285)		(75,118)

Net income (loss) before minority interest and provision for income taxes	(9,577)	(28,608)		36,066		(2,630)		(4,749)
Minority interest in loss of consolidated entity	2,773	9,025	(l)	-		-		11,798

Net income (loss) before provision for income taxes	(6,804)	(19,583)		36,066		(2,630)		7,049
Provision for income taxes	(394)	-		-		-		(394)

Net income (loss)	$(7,198)	$(19,583)		$36,066		$(2,630)		$6,655

Net income (loss) per common share, basic and diluted	$(0.15)							$0.05

Weighted-average number of common shares outstanding, basic and diluted	46,973,602							123,218,318

KBS REAL ESTATE INVESTMENT TRUST, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2007

(in thousands, except share and per share amounts)

(a)	Historical financial information derived from KBS REIT’s Form 10-K for the year ended December 31, 2007.

(b)	Represents adjustments to historical operations of KBS REIT to give effect to the acquisitions of the Crescent Green Buildings, Sandmar Mezzanine Loan, 625 Second Street Building, Sabal VI Building, Park Central Mezzanine Loan and The Offices at Kensington, all acquired during the first quarter of 2007, as if these assets had been acquired as of January 1, 2007. Detailed pro forma information for Crescent Green Buildings, Sandmar Mezzanine Loan, 625 Second Street Building, Sabal VI Building, Park Central Mezzanine Loan and The Offices at Kensington has been previously filed with the Commission. Also represents adjustments to historical operations of KBS REIT to give effect to the acquisitions of the Royal Ridge Building, Bridgeway Technology Center, 9815 Goethe Road Building, Second Tribeca Mezzanine Loan, Tribeca Senior Loan Participation, all acquired during the second quarter of 2007, as if these assets had been acquired as of January 1, 2007. Detailed pro forma information for Royal Ridge Building, Bridgeway Technology Center, 9815 Goethe Road Building, Second Tribeca Mezzanine Loan, and Tribeca Senior Loan Participation has been previously filed with the Commission. Also represents adjustments to historical operations of KBS REIT to give effect to the acquisitions of the Opus National Industrial Portfolio, National Industrial Portfolio, Plano Corporate Center I & II, 2200 West Loop South Building, 200 Professional Drive Loan Origination, Lawrence Village Plaza Loan Origination, 11 South LaSalle Loan Origination, and One Madison Park Mezzanine Loan, all acquired during the third quarter of 2007, as if these had been acquired as of January 1, 2007. Detailed pro forma information for Opus National Industrial Portfolio, National Industrial Portfolio, Plano Corporate Center I & II, 2200 West Loop South Building, 200 Professional Drive Loan Origination, Lawrence Village Plaza Loan Origination, 11 South LaSalle Loan Origination, and One Madison Park Mezzanine Loan has been previously filed with the Commission. Also represents adjustments to historical operations of KBS REIT to give effect to the acquisitions of the ADP Plaza, Woodfield Preserve Office Center, Nashville Flex Portfolio, Patrick Henry Corporate Center, South Towne Corporate Center I and II, San Diego Office Portfolio B-Note, Petra Subordinated Debt, 4929 Wilshire B-Note, and Artisan Multifamily Portfolio Mezzanine Loan, all acquired during the fourth quarter of 2007, as if these assets had been acquired as of January 1, 2007. Detailed pro forma information for ADP Plaza, Woodfield Preserve Office Center, Nashville Flex Portfolio, Patrick Henry Corporate Center, South Towne Corporate Center I and II, San Diego Office Portfolio B-Note, Petra Subordinated Debt, 4929 Wilshire B-Note, and Artisan Multifamily Portfolio Mezzanine Loan has been previously filed with the Commission.

(c)	Represents adjustments to historical operations of KBS REIT to give effect to the acquisitions of Arden Southern California Office Portfolio Mezzanine Loans, San Antonio Business Park Mortgage Loan, and Rivertech I & II, all acquired during the first quarter of 2008. Detailed pro forma information for Arden Southern California Office Portfolio Mezzanine Loans and Rivertech I & II has been previously filed with the Commission.

(d)	Represents base rental income (not reflected in the historical statement of operations of KBS REIT), including amortization of above-market lease assets and below-market lease liabilities for the year ended December 31, 2007. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2007. Base rent also includes the amortization of above-market and below-market leases, which is recognized over the life of the lease.

(e)	Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2007), based on historical operations of the previous owners.

(f)	Represents parking revenues and other operating income from tenants (not reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2007), based on historical operations of the previous owner.

(g)	Represents property operating expenses (not reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2007), based on historical operations of the previous owner.

(h)	Represents real estate taxes incurred by respective properties (not reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2007), based on historical operations of the previous owner and accrual based on new valuation upon purchase by KBS REIT.

(i)	Represents asset management fee (not reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2007) that would be due to affiliates had the assets been acquired on January 1, 2007. For all investments other than the National Industrial Portfolio, the asset management fee is calculated as a monthly fee equal to one-twelfth of 0.75% of the cost of investments acquired, including acquisition fee, acquisition expenses, and any debt attributable to such investments. For KBS REIT’s investment in the joint venture that owns the National Industrial Portfolio, the asset management fee is calculated as a monthly fee equal to one-twelfth of 0.27% of the cost of the joint venture investment, which equals the product of (i) the amount actually paid or allocated to the purchase, development, construction or improvement of properties by the joint venture, inclusive of expenses related thereto, and the amount of any outstanding debt associated with such properties and the venture and (ii) the percentage that represents KBS REIT’s economic interest in the joint venture.

KBS REAL ESTATE INVESTMENT TRUST, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS (CONTINUED)

For the Year Ended December 31, 2007

(in thousands, except share and per share amounts)

(j)	Represents depreciation expense (not reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2007) based on the allocation of the purchase price. Depreciation expense on the purchase price allocated to building is recognized using the straight-line method and a 39-year life. Depreciation expense on the portion of purchase price allocated to tenant improvements is recognized using the straight-line method over the life of lease. Amortization expense on lease intangible costs is recognized using the straight-line method over life of lease.

(k)	Represents interest expense incurred on a $77.7 million six-month bridge loan to purchase the Tysons Dulles Plaza, which bears interest at a variable rate of either the Prime Rate as established from time to time by the lender or 30-day LIBOR plus 225 basis points (average of 7.49% for the period). The loan is assumed to be extended or refinanced at the end of the term at a similar interest rate. The loan is secured by the Tysons Dulles Plaza.

(l)	Represents minority interest share of 20% of the net loss on the National Industrial Portfolio (not reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2007).